UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 1500
Atlanta,	Georgia	30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	404	978-6400
____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange
Series A Junior Participating Preferred Share Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As reported below in Item 5.07, on May 6, 2024, the shareholders of PulteGroup, Inc. (the “Company”) approved an amendment (the “Amendment”) of the Restated Articles of Incorporation, as amended, of the Company (the “Articles of Incorporation”). The Amendment was subsequently filed with the Michigan Department of Licensing and Regulatory Affairs and became effective on May 6, 2024.

Article X of the Articles of Incorporation had provided that certain business combinations with interested shareholders require the affirmative vote of holders of at least 69.3% of the shares voting on a proposed business combination at the meeting of shareholders. Article X had also provided that Article X may only be amended by the affirmative vote of 69.3% of the shares voting on the proposed amendment at a meeting of shareholders. Article XI of the Articles of Incorporation had provided that no provision of Article X or Article XI of the Articles of Incorporation may be altered, amended, changed or repealed and no provision inconsistent with the intent or purpose of such provisions shall be adopted without the affirmative vote of 69.3% of the shares voting at a meeting of the shareholders, in addition to the vote otherwise required by the Michigan Business Corporation Act. The provisions discussed in this paragraph are referred to, together, as the “Affected Articles Provisions”.

The Amendment provides that: (i) in the case of the applicable portions of Article X, certain business combinations with interested shareholders shall be approved by a majority of the outstanding shares of the Company entitled to vote on the proposed business combination, and if a class or series is entitled to vote thereon as a class, the affirmative vote of a majority of the outstanding shares of each such class or series entitled to vote (other than voting shares beneficially owned by the interested shareholder who is, or whose affiliate is, a party to the business combination or an affiliate or associate of the interested shareholder); and (ii) in the case of the applicable portions of Article X and Article XI, any amendment of the Affected Articles Provisions shall be approved by the affirmative vote of a majority of the outstanding shares of the Company entitled to vote on the proposed amendment, and if a class or series is entitled to vote thereon as a class, the affirmative vote of a majority of the outstanding shares of each such class or series entitled to vote on the proposed amendment, at a meeting of shareholders, in addition to the vote otherwise required by the Michigan Business Corporation Act.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) on May 6, 2024. A total of 190,736,801 of the Company’s outstanding common shares were present or represented by proxy at the Annual Meeting. The matters submitted to a vote by the Company’s shareholders and the voting results of such matters are as follows:

Proposal 1 - Election of Directors

All eleven of the directors nominated by the Company’s Board of Directors to serve as directors of the Company were elected by the Company’s shareholders, each to serve for a term which expires at our 2025 annual meeting of shareholders, and each to hold office until his or her successor is elected and qualified or until the director’s earlier death, resignation, retirement, disqualification or removal, by the votes set forth below.

Director Nominee	Voted For	Against	Abstain	Broker Non-Votes
Kristen Actis-Grande	173,860,936	1,023,494	106,548	15,745,823
Brian P. Anderson	166,882,520	8,026,216	82,242	15,745,823
Bryce Blair	143,245,430	31,299,282	446,266	15,745,823
Thomas J. Folliard	164,020,031	10,889,342	81,605	15,745,823
Cheryl W. Grisé	163,299,286	11,606,952	84,740	15,745,823
André J. Hawaux	169,139,841	5,766,050	85,087	15,745,823
J. Phillip Holloman	173,263,486	1,617,595	109,897	15,745,823
Ryan R. Marshall	171,761,528	3,144,511	84,939	15,745,823
John R. Peshkin	173,299,757	1,607,199	84,022	15,745,823
Scott F. Powers	162,777,401	12,130,097	83,480	15,745,823
Lila Snyder	172,660,237	2,247,430	83,311	15,745,823

Proposal 2 - Ratification of Appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2024

Ratification of Appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2024

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024 was ratified by the Company’s shareholders by the votes set forth below.

Voted For	Voted Against	Abstain
178,483,775	12,176,262	76,764

Proposal 3 - Say-on-Pay: Advisory Vote to Approve Executive Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
161,170,570	13,666,691	153,717	15,745,823

Proposal 4 - Amendment of the Company’s Articles of Incorporation to Eliminate the 69.3% Supermajority Voting Requirements in Article X and Article XI

The Company’s shareholders approved an amendment of the Company’s Articles of Incorporation to eliminate the 69.3% supermajority voting requirements in Article X and Article XI by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
174,109,541	522,293	359,144	15,745,823

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

3.1 Certificate of Amendment to the Articles of Incorporation, dated May 6, 2024

104 Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	May 8, 2024	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary